UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 28, 2011
Bank of Commerce Holdings

California	0-25135	94-2823865

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1901 Churn Creek Road
Redding, California	96002

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (530) 772-3955

N/A (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 28, 2011 Bank of Commerce Holdings issued a press release announcing Full Year Net Income of $6.2 Million or $0.35 diluted earnings per share. A copy of the press release relating to the announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

(99.1) Press Release dated January 28, 2011 announcing full year Net Income of $6.2 million or $0.35 diluted earnings per share.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 28, 2011	/s/ Samuel D. Jimenez By: Samuel D. Jimenez
Senior Vice President and
Chief Financial Officer

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